Capri Holdings Appoints Cedric Wilmotte CEO of Michael Kors

London — January 23, 2023 — Capri Holdings Limited (NYSE:CPRI), a global fashion luxury group, today announced that Mr. Cedric Wilmotte will be appointed Chief Executive Officer of the Michael Kors brand effective April 3, 2023.

Mr. Wilmotte recently served as the interim Chief Executive Officer for Versace from January through September 2022 and is currently Versace’s Chief Operating Officer. Prior to his time at Versace, Mr. Wilmotte led the Michael Kors EMEA business from its inception in 2008 through 2021. During his tenure as President of Michael Kors EMEA, Mr. Wilmotte was responsible for Michael Kors’ significant growth in the region. Before joining Michael Kors, Mr. Wilmotte held senior leadership positions at Marc Jacobs in Paris from 2004 to 2008 and at Donna Karan in New York, London and Milan from 1998 to 2004.

John D. Idol, Chairman and Chief Executive Officer of Capri Holdings said, “I am thrilled to welcome Cedric back to the Michael Kors team as our new Chief Executive Officer. Cedric is a strong leader with extensive retail and merchandising experience and has a deep understanding of the Michael Kors brand and consumer.”

Mr. Idol continued, “Cedric has proven himself to be a versatile leader within our group, having achieved great success at both Michael Kors and Versace. The Board, Michael and I are confident that the Michael Kors brand will benefit tremendously from Cedric’s leadership, which will help to further accelerate our strategic initiatives. Cedric’s appointment ensures that we have three experienced and talented CEOs at each of our luxury fashion brands.”

Michael Kors, Chief Creative Officer said, “Cedric shares in my vision for the brand and I am excited to welcome him back to Michael Kors. I look forward to working with him again as we continue to grow our company globally.”

“I am excited to lead the Michael Kors brand as Chief Executive Officer,” said Cedric Wilmotte. “Having been a part of the Michael Kors family for almost 15 years, I have a special and personal connection to our brand, our employees and our customers. I look forward to partnering with Michael, the strong leadership team and all of our valued employees around the world to execute on our strategic vision and drive future growth.”

About Capri Holdings Limited

Capri Holdings is a global fashion luxury group consisting of iconic, founder-led brands Versace, Jimmy Choo and Michael Kors. Our commitment to glamorous style and craftsmanship is at the heart of each of our luxury brands. We have built our reputation on designing exceptional, innovative products that cover the full spectrum of fashion luxury categories. Our strength lies in the unique DNA and heritage of each of our brands, the diversity and passion of our people and our dedication to the clients and communities we serve. Capri Holdings is publicly listed on the New York Stock Exchange under the ticker CPRI.

Forward-Looking Statements

This press release contains statements which are, or may be deemed to be, “forward-looking statements.” Forward-looking statements are prospective in nature and are not based on historical facts, but rather on current expectations and projections of the management of Capri Holdings Limited (the “Company”) about future events and are therefore subject to risks and uncertainties which could cause actual results to differ materially from the future results expressed or implied by the forward-looking statements. All statements other than statements of historical facts included herein, may be forward-looking statements. Without limitation, any statements preceded or followed by or that include the words “plans”, “believes”, “expects”, “intends”, “will”, “should”, “could”, “would”, “may”, “anticipates”, “might” or similar words or phrases, are forward-looking statements. These forward-looking statements are not guarantees of future financial performance. Such forward-looking statements involve known and unknown risks and uncertainties that could significantly affect expected results and are based on certain key assumptions, which could cause actual results to differ materially from those projected or implied in any forward-looking statements. These risks, uncertainties and other factors are set forth in the Company’s filings with the U.S. Securities and Exchange Commission (the "SEC"), including the Company’s Annual Report on Form 10-K for the fiscal year ended April 2, 2022 (File No. 001-35368). Any forward-looking statement in this press release speaks only as of the date made and the Company disclaims any obligation to update or revise any forward-looking or other statements contained herein other than in accordance with legal and regulatory obligations.

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